UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 19, 2008
000-51562
Commission file number
AMERICAN COMMERCIAL LINES INC.
(Exact name of registrant as specified in its charter)

Delaware	75-3177794

(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

1701 E. Market Street, Jeffersonville, Indiana	47130
(Address of principal executive offices)	(Zip Code)
(812) 288-0100
(Registrant’s telephone number, including area code)
Former name or former address, if changed since last report: N/A
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
     (e) On May 19, 2008, the American Commercial Lines Inc. 2008 Omnibus Incentive Plan (the “Plan”) was approved by the stockholders of American Commercial Lines Inc. (the “Company”) at the Company’s annual meeting of stockholders (the “Annual Meeting”). The Plan was previously approved by the Company’s Board of Directors on April 1, 2008 and is deemed to be effective upon the stockholders’ approval. No further grants shall be made under the Company’s existing stock incentive plans, the Company’s Equity Award Plan for Employees, Directors and Officers and the Company’s 2005 Stock Incentive Plan (collectively, the “Prior Plans”).
     The Plan shall terminate on May 19, 2018, unless terminated sooner as provided for within the Plan. As of the date hereof, no grants have been made pursuant to the Plan.
     The Plan provides for the awards of stock options to purchase shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), stock appreciation rights, restricted and unrestricted shares of Common Stock, restricted stock units (including deferred stock units), dividend equivalent rights and cash awards, the terms and conditions of which are described in the Plan. The maximum number of shares of Common Stock that may be issued under the Plan is 3,000,000 shares plus any forfeited shares currently outstanding under the Prior Plans. The Plan will be administered by the Company’s Board of Directors or the Compensation Committee of the Board of Directors.
     A copy of the Plan is attached as Appendix A to the Company’s definitive proxy statement on Schedule 14A for its Annual Meeting filed with the Securities and Exchange Commission on April 18, 2008. The Plan is also filed as Exhibit 10.1 to this Form 8-K and is hereby incorporated by reference into this Item 5.02(e).
     Additionally, the following forms of award agreements are filed as Exhibits to this Form 8-K and incorporated herein by reference: (i) Form of Non-Qualified Stock Option Agreement for Executives is filed as Exhibit 10.2, (ii) Form of Non-Qualified Stock Option Agreement for Non-Executives is filed as Exhibit 10.3, (iii) Form of Incentive Stock Option Agreement for Executives is filed as Exhibit 10.4, (iv) Form of Incentive Stock Option Agreement for Non-Executives is filed as Exhibit 10.5,(v) Form of Restricted Stock Agreement is filed as Exhibit 10.6 and (vi) Form of Restricted Stock Unit Agreement is filed as Exhibit 10.7.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits.

Exhibit Number	Description

Exhibit 10.1	2008 Omnibus Incentive Plan

Exhibit Number	Description

Exhibit 10.2	Form of Non-Qualified Stock Option Agreement for Executives

Exhibit 10.3	Form of Non-Qualified Stock Option Agreement for Non-Executives

Exhibit 10.4	Form of Incentive Stock Option Agreement for Executives

Exhibit 10.5	Form of Incentive Stock Option Agreement for Non-Executives

Exhibit 10.6	Form of Restricted Stock Agreement

Exhibit 10.7	Form of Restricted Stock Unit Agreement

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN COMMERCIAL LINES INC. (REGISTRANT)
Date: May 19, 2008	By:	/s/ Dawn R. Landry
Dawn R. Landry
Senior Vice President General Counsel & Corporate Secretary

EXHIBIT INDEX
Exhibit 10.1 2008 Omnibus Incentive Plan
Exhibit 10.2 Form of Non-Qualified Stock Option Agreement for Executives
Exhibit 10.3 Form of Non-Qualified Stock Option Agreement for Non-Executives
Exhibit 10.4 Form of Incentive Stock Option Agreement for Executives
Exhibit 10.5 Form of Incentive Stock Option Agreement for Non-Executives
Exhibit 10.6 Form of Restricted Stock Agreement
Exhibit 10.7 Form of Restricted Stock Unit Agreement

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